Exhibit 10.12


                            WARRANT HOLDER AGREEMENT


     THIS WARRANT HOLDER AGREEMENT (this "Agreement") is made by and between the Warrant Holder (as identified on the signature page hereto) and VSource, Inc., a Delaware corporation ("Parent"), with reference to the following facts:

     A. Parent, OTT Acquisition Corp., a California corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Online Transaction Technologies, Inc., a California corporation (the "Company"), and Colin P. Kruger and Michael Shirman (the "Founders"), have entered into an Agreement and Plan of Merger dated as of December 14, 2000 (the "Merger Agreement"), whereby Merger Sub will be merged with and into the Company (the "Merger"), the Company will be the surviving corporation and become a wholly-owned subsidiary of Parent and shares of the common stock of Parent will be issued to the shareholders of the Company.

     B. The Warrant Holder is the holder of a warrant to purchase the number of shares of common stock of the Company set forth under the Warrant Holder's name on the signature page hereto (the "Warrant").

     C. The Warrant Holder believes that the Merger is in the best interests of the Warrant Holder.

     D. It is a condition precedent to Parent's obligation to consummate the Merger that the Warrant Holder execute and deliver this Agreement to Parent.

     NOW THEREFORE, in consideration of the foregoing, the parties hereby agree as follows (capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement):

     1. The Warrant Holder hereby acknowledges that the Warrant Holder has carefully read the Merger Agreement (including, without limitation, Section 2.1(e), which provides for the issuance of a Replacement Warrant to the Warrant Holder), this Agreement and the Information Statement, dated December 14, 2000, delivered by the Company on behalf of Parent to the Warrant Holder, and either has been represented by independent counsel who has explained to the Warrant Holder the meaning and legal consequences of the Merger Agreement and this Agreement or has determined not to obtain such independent counsel.

     2.     The  Warrant  Holder  hereby agrees to be bound by the provisions of
Section  2.1(e)  of  the  Merger  Agreement.

     3. The Warrant Holder hereby represents and warrants to Parent as follows (it being agreed by the Warrant Holder that these representations and warranties are true as of the date hereof and shall be true as of the Closing Date as if made thereon).

          a. The Warrant Holder has the requisite power and authority to execute and deliver this Agreement and to perform the Warrant Holder's obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Warrant Holder and constitutes the legal, valid and binding obligations of the Warrant Holder enforceable in accordance with its terms.

          b. The Warrant Holder holds the Warrant free and clear of all liens, encumbrances, charges, adverse claims and restrictions (other than restrictions of general applicability imposed by federal or state securities laws). Except for the Warrant, the Warrant Holder does not, directly or indirectly, own or have rights to any (i) securities convertible into or exchangeable for any Company Capital Stock; (ii) options, warrants or other rights to purchase or subscribe to Company Capital Stock or securities convertible into or exchangeable for capital stock of the Company; or (iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any Company Capital Stock, any such convertible or exchangeable securities or any such options, warrants or rights.

          c. If the Warrant Holder is an individual, the address set forth for the Warrant Holder on the signature page hereto is the Warrant Holder's residence, and the Warrant Holder has no present intention of becoming a resident of any other state or jurisdiction.

          d. If the Warrant Holder is other than an individual, the address set forth for the Warrant Holder on the signature page hereto is the Warrant Holder's principle place of business, and the Warrant Holder has no present intention of moving the Warrant Holder's principal place of business to any other state or jurisdiction.

          e. The Warrant Holder is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated on Annex
                                                                           -----
A  hereto,  or  is "sophisticated" within the meaning of Rule 506 thereunder, as
--
indicated  on  Annex  B  hereto.  The  Warrant  Holder  has  such  knowledge and
               --------
experience in financial and business matters that the Warrant Holder is capable of evaluating the merits and risks of acquiring the Replacement Warrant and the shares underling the Replacement Warrant. Parent has made available to the Warrant Holder the opportunity to ask questions of the officers and management of Parent and to acquire additional information about the business, assets and financial condition of Parent. The Warrant Holder will acquire the Replacement Warrant and the shares underlying the Replacement Warrant for investment only, and not with a view toward or for sale in connection with any distribution thereof, or with any present intention of distributing or selling any such shares. The Warrant Holder understands that except as may otherwise be expressly provided in the Replacement Warrant, neither the Replacement Warrant nor the shares underlying the Replacement Warrant have been, and will not be, the subject of a registration statement filed under the Securities Act, or qualified under applicable states securities law, by reason of a specific exemption from the registration provisions of the Securities Act and the qualification provisions of the applicable state securities laws, and that accordingly none of such securities may be resold unless such resale is registered under the Securities Act and qualified under applicable state securities laws, or an exemption from such registration and qualification is available.

          f. The Warrant Holder has not assigned or transferred or purported to assign or transfer to any person any Claim (as defined below) covered by the Release (as defined below).

     4. Effective as of the Closing Date, the Warrant Holder hereby irrevocably, unconditionally and forever releases, discharges and acquits Parent and the Company (and each of their respective officers, directors, employees, shareholders, agents, attorneys, successors and assigns) of and from any and all allegations, assertions, contentions, claims, demands, causes of action, suits, obligations, liabilities, contracts, debts, damages, losses, judgments, interest, penalties, costs and expenses (including, without limitation, attorneys' fees and costs) of every kind and nature whatsoever (whether absolute, contingent or otherwise, whether known or unknown, and however arising) (each a "Claim" and, collectively, "Claims") which the Warrant Holder has or may have from the beginning of time to and including the Closing Date and which arises from or relates to any matter, cause or thing whatsoever arising from or related to Parent or the Company (including, without limitation, any claims arising under any agreement between the Warrant Holder and the Company, but excluding the Warrant Holder's rights to the Replacement Warrant) (the "Release"). It is the Warrant Holder's intention that the Release shall be effective as a full and final accord and satisfactory release of each and every matter specifically or generally referred to in the Release. In furtherance of this intention, the Warrant Holder acknowledges that the Warrant Holder is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          The Warrant Holder waives and relinquishes any rights and benefits which the Warrant Holder has or may have under Section 1542 of the Civil Code of the State of California to the full extent that the Warrant Holder may lawfully waive all such rights and benefits.

          The Warrant Holder hereby covenants and agrees not to bring any claim, action, suit or proceeding against any person in whose favor the Release is given, directly or indirectly, regarding or related in any manner to any Claims, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated, which the Warrant Holder may have or may hereafter have against such person and further covenants and agrees that the Release constitutes a bar to any such claim, action, suit or proceeding.

     5. Parent agrees that the Warrant Holder shall be entitled to registration rights on the terms and conditions provided in that certain Registration Rights Agreement dated as of the Closing Date by and among Parent, the OTT Shareholders and certain other persons.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Closing Date.

                         "Parent"

                         VSOURCE,  INC.

                         By_______________________________

                           _______________________________
                           [print  name  and  title]


                         the  "Warrant  Holder"

                         By_______________________________

                           _______________________________
                           [print name and, if applicable, title]

                           _______________________________
                           [print  address]

                           _______________________________
                           [print  city, state and zip code]

                           _______________________________
                           [print  facsimile  number]



                           _______________________________
                           [print number and class/series of shares]

                                     ANNEX A

                               Accredited Investor
                               -------------------

INSTRUCTIONS: THE WARRANT HOLDER IS TO INITIAL THE SPECIFIC APPLICABLE CATEGORY OR CATEGORIES.

______     The  Warrant  Holder  is a natural person and has a net worth, either alone  or  with  the  Warrant  Holder's  spouse,  of  more  than  $1,000,000.

_____     The  Warrant  Holder  is  a natural person and had income in excess of
$200,000 during each of the previous two years and reasonably expects to have income in excess of $200,000 during the current year.

_____ The Warrant Holder had joint income with the Warrant Holder's spouse in excess of $300,000 during each of the previous two years and reasonably expects to have joint income in excess of $300,000 during the current year.

_____     The  Warrant  Holder  is  an  investment  company registered under the
Investment  Company  Act of 1940 or a business development company as defined in
Section  2(a)(48)  of  the  Securities  Act.

_____     The  Warrant Holder is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____     The  Warrant  Holder  is  a  private  business  development company as defined  in  Section  202(a)(22)  of  the  Investment  Advisers  Act  of  1940.

_____ The Warrant Holder is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

_____ The Warrant Holder is a trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing the Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company.

_____ The Warrant Holder is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity.

_____     The  Warrant  Holder is a broker dealer registered pursuant to Section
15  of  the  Securities  Exchange  Act  of  1934.

_____     The Warrant Holder is an insurance company as defined in Section 2(13)
of  the  Securities  Act.

_____     The Warrant  Holder is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ The Warrant Holder is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets over $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____ The Warrant Holder is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has assets in excess of $5,000,000.

_____ The Warrant Holder is an entity in which all of the equity owners meet one or more of the criteria set out in this Annex A. (IF NO OTHER CATEGORY APPLIES, A SEPARATE QUESTIONNAIRE COVERING THE CRITERIA SET FORTH IN THIS ANNEX A MUST BE COMPLETED BY EACH SUCH EQUITY OWNER.)

                                     ANNEX B
                                     -------

                             Sophisticated Investor
                             ----------------------


INSTRUCTIONS: THE WARRANT HOLDER IS TO LIST IN THE SPACE PROVIDED BELOW INFORMATION THE WARRANT HOLDER BELIEVES IS RELEVANT IN SHOWING THAT WARRANT HOLDER IS "SOPHISTICATED" WITHIN THE MEANING OF RULE 506:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

State of California       )
                          )
County of  __________     )



On  ______________  before  me,  __________________,  Notary  Public, personally appeared  ___________________________________,  ____  personally  known to me or
____ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS  my  hand  and  official  seal.



     _______________________________